UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 780-4400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

        As previously disclosed in the Current Report on Form 8-K filed by Avalon GloboCare Corp., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on November 8, 2022, the Company entered into a Membership Interest Purchase Agreement, dated as of November 7, 2022, (the “MIPA”), by and among Avalon Laboratory Services, Inc., a wholly-owned subsidiary of the Company (the “Buyer”), SCBC Holdings LLC (the “Seller”), the Zoe Family Trust, and Bryan Cox and Sarah Cox as individuals (each an “Owner” and collectively, the “Owners”), and Laboratory Services MSO, LLC (“Laboratory Services MSO”), pursuant to which, subject to the terms and conditions set forth in the MIPA, the Buyer shall acquire from the Seller, sixty percent (60%) of all the issued and outstanding equity interests of the Laboratory Services MSO (the “Purchased Interests”), free and clear of all liens (the “Transaction”).

The closing of the Transaction (the “Closing”) is subject to customary conditions to closing, including completion of financing for the remainder of the cash purchase price. The Transaction is subject to a ninety (90) day right of extension if the Closing has not occurred on or prior to the date that is the thirtieth (30) day following the execution of the MIPA (the “Outside Date”). On December 7, 2022, the Buyer elected to extend the Outside Date in its sole discretion by an additional ninety (90) days by delivering written notice to the Seller of such extension, in accordance with the terms set forth in the MIPA.

As previously disclosed in its Current Report on Form 8-K filed with the SEC on November 8, 2022, the Company, as a condition to the Closing of the Transaction, conducted a private placement offering concurrently with the execution of the MIPA on November 7, 2022 for shares of its newly designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”), at a purchase price of $1,000 per share, and entered into its form of securities purchase agreement (the “Securities Purchase Agreement”), with the accredited investor named therein, pursuant to which the Company sold 5,000 shares of its Series A Preferred Stock for gross proceeds of $5,000,000.

Item 1.01 Entry into a Material Definitive Agreement.

In accordance with the Securities Purchase Agreement, the Company may sell and issue up to an additional 10,000 shares of its of Series A Preferred Stock to additional purchasers in order to complete the Transaction. On December 14, 2022, the Company entered into a Securities Purchase Agreement with Wenzhao Lu, the Company’s Chairman of the Board, pursuant to which the Company sold to Mr. Lu 4,000 shares of its Series A Preferred Stock, stated value $1,000, for the gross proceeds of $4,000,000 (the “Private Placement”). In accordance with the Securities Purchase Agreement and the Series A Certificate of Designation, as defined below, the Series A Preferred Stock is convertible into shares of the Company’s common stock at a conversion price per share equal to the greater of (i) one dollar ($1.00), and (ii) ninety percent (90%) of the closing price of the Company’s common stock on the Nasdaq Stock Market (“Nasdaq”) on the day prior to receipt of the conversion notice from the Investor, subject to adjustment for stock splits and similar matters. The preferences, rights and limitations applicable to the Series A Preferred Stock are set forth in the Certificate of Designation (as described below). The Company intends to raise an additional $6.0 million through the sale of additional shares of Series A Preferred Stock in order to fund the remaining portion of the purchase price to consummate the Closing of the Transaction within the extension period referenced above.

The Company’s common stock is listed on the Nasdaq Capital Market and previously traded through the close of business on November 9, 2022 under the ticker symbol “AVCO” and commenced trading on the Nasdaq Capital Market under the ticker symbol “ALBT” on November 10, 2022.

Conversion of the Series A Preferred Stock into shares of the Company’s common stock is subject to restriction pursuant to the Nasdaq Stock Market Listing Rules as set for the below. The terms of the Series A Preferred Stock are further described under Item 5.03 set forth below.

The foregoing description of the Securities Purchase Agreement does not purport to be complete is qualified by reference to the full text of the Form of Securities Purchase Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2022, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the issuances of the Company’s shares of Series A Preferred Stock is incorporated by reference into this Item 3.02.

The issuance of the Series A Preferred Stock, as described in this Current Report on Form 8-K, was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Series A Preferred Stock

As described above, in conjunction with the Transaction, on November 3, 2022 the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock (the “Series A Certificate of Designation”), which became effective immediately with the Secretary of State of the State of Delaware, attached hereto as Exhibit 3.1. Pursuant to the Series A Certificate of Designation, the Company designated up to 15,000 shares of the Company’s previously undesignated preferred stock as Series A Preferred Stock. The Series A Preferred Stock is not subject to increase without the written consent of the holders of a majority of the then outstanding shares of the Series A Preferred Stock voting as a separate class (each, a “Series A Holder” and collectively, the “Series A Holders”). Each share of Series A Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1,000 (the “Series A Stated Value”). The shares of Series A Preferred Stock previously issued on November 7, 2022 and the shares of Series A Preferred Stock issued in the Private Placement shall have identical terms and include the terms as set forth below.

Dividends. The Series A Holders are entitled to receive, and the Company shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-common-stock basis, disregarding for such purpose any conversion limitations set forth in the Series A Certificate of Designations) to and in the same form as dividends actually paid on shares of the Company’s common stock when, as and if such dividends are paid on shares of the common stock. No other dividends shall be paid on shares of Series A Preferred Stock. The Company will not pay any dividends on its common stock unless the Company simultaneously complies with the terms set forth in the Series A Certificate of Designation.

Liquidation. Upon any dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the Series A Holders will be entitled to receive out of the assets available for distribution to the stockholders, (i) after and subject to the payment in full of all amounts required to be distributed to the holders of another class or series of stock of the Company ranking on liquidation prior and in preference to the Series A Preferred Stock, (ii) ratably with any class or series of stock ranking on liquidation on parity with the Series A Preferred Stock and (iii) in preference and priority to the holders of the shares of the Company’s common stock, an amount equal to 100% of the Series A Stated Value, and no more, in proportion to the full and preferential amount that all shares of the Series A Preferred Stock are entitled to receive. The Company shall mail written notice of any Liquidation not less than twenty (20) days prior to the payment date stated therein, to each Series A Holder.

Conversion. Each share of Series A Preferred Stock shall be convertible, at any time and from time to time from and after the later of (i) the date of the stockholder approval as described above, in accordance with the Nasdaq Stock Market Listing Rules, and (ii) the nine (9) month anniversary of the Closing (the “Initial Conversion Date”), at the option of the Series A Holder, into that number of shares of common stock (subject to the limitations set forth in Series A Certificate of Designations, determined by dividing the Stated Value of such share of Series A Preferred Stock by the Conversion Price (as defined below)). The Series A Holders may effect conversions by providing the Company with the form of conversion notice attached as Annex A to the Series A Certificate of Designation. The Series A Holders may convert such shares into shares of the Company’s common stock at a conversion price per share equal to the greater of (i) one dollar ($1.00) and (ii) ninety percent (90%) of the closing price of the Company’s common stock on Nasdaq on the day prior to receipt of a conversion notice (collectively, the “Conversion Price”), subject to adjustment for stock splits and similar matters. In addition, following the Initial Conversion Date, each Series A Holder agrees that it shall not be entitled to in any calendar month, sell a number of Series A Conversion Shares into the open market in an amount exceeding more than ten percent (10%) of the number of Series A Conversion Shares issuable upon conversion of the Series A Preferred Stock then held by such Series A Holder.

Conversion Price Adjustment:

Stock Dividends and Stock Splits. If the Company, at any time while the Series A Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of common stock on shares of common stock or any other common stock equivalents (which, for avoidance of doubt, shall not include any shares of common stock issued by the Company upon conversion of, or payment of a dividend on, the Series A Preferred Stock), (ii) subdivides outstanding shares of common stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of common stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the common stock, any shares of capital stock of the Company, then the conversion price of the Series A Preferred Stock shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of common stock outstanding immediately after such event. Any of the foregoing adjustments shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a “Person”), (ii) the Company (and all of its subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of the Company’s common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of fifty percent (50%) or more of the outstanding common stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the common stock or any compulsory share exchange pursuant to which the common stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than fifty percent (50%) of the outstanding shares of common stock (not including any shares of common stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, the Series A Holder shall have the right to receive, for each conversion share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation set forth in the Series A Certificate of Designation on the conversion of the Series A Preferred Stock), the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and/or any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of common stock for which the Series A Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to the limitations set forth in the Series A Certificate of Designation on the conversion of the Series A Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of common stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of common stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Series A Holder shall be given the same choice as to the Alternate Consideration it receives upon such Fundamental Transaction.

Voting Rights. The Series A Holders will have no voting rights, except as otherwise required by the Delaware General Corporation Law. Notwithstanding the foregoing, as long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock in the Series A Certificate of Designation, (ii) increase the number of authorized shares of Series A Preferred Stock, (iii) authorize or issue an additional class or series of capital stock that ranks senior to the Series A Preferred Stock with respect to the distribution of assets on liquidation or (iv) enter into any agreement with respect to any of the foregoing.

Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series A Preferred Stock. As to any fraction of a share of Company common stock which a Series A Holder would otherwise be entitled to upon such conversion, the Company will, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding the foregoing, nothing shall prevent any Series A Holder from converting fractional shares of Series A Preferred Stock.

A copy of the Series A Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Series A Certificate of Designation is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 7.01 Regulation FD Disclosure.

In connection with the Private Placement, the Company issued a press release on December 14, 2022. The full text of the press release issued in connection with the Private Placement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
2.1	Membership Interest Purchase Agreement, dated November 7, 2022, by and among the Registrant, Laboratory Services MSO, LLC, SCBC Holdings LLC, Avalon Laboratory Services, Inc., The Zoe Family Trust, Bryan Cox and Sarah Cox (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on November 8, 2022).
3.1	Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed on November 8, 2022).
10.1	Form of Securities Purchase Agreement for the purchase of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on November 8, 2022).
99.1	Press Release issued by the Registrant, dated December 14, 2022.
104	Cover Page Interactive Date File (embedded within the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Date: December 14, 2022	By:	/s/ Luisa Ingargiola
		Name:	Luisa Ingargiola
		Title:	Chief Financial Officer